UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 27, 2003 (Date of earliest event reported)

MICROS SYSTEMS, INC

(Exact name of Registrant as specified in its charter)

MARYLAND	000-09993	52-1101488

(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:	443-285-6000

Item 12.    Results of Operations and Financial Condition.

     The registrant’s press release dated August 27, 2003, regarding its financial results for the three- and twelve-month periods ended June 30, 2003, is Exhibit 99.1 of this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 28, 2003

MICROS Systems, Inc. (Registrant)

		By:	/s/ Gary C. Kaufman Gary C. Kaufman Executive Vice-President, Finance and Administration, and Chief Financial Officer

Exhibit Index

99.1       Press Release